Exhibit 99.1

Press Release — For Immediate Release
January 29, 2021

Penns Woods Bancorp, Inc. Reports Fourth Quarter 2020 Earnings

Williamsport, PA — January 29, 2021 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. achieved net income of $15.2 million for the twelve months ended December 31, 2020, resulting in basic and diluted earnings per share of $2.16.

Highlights

•Net income, as reported under GAAP, for the three and twelve months ended December 31, 2020 was $3.9 million and $15.2 million, respectively compared to $2.8 million and $15.7 million for the same periods of 2019. Results for the three and twelve months ended December 31, 2020 compared to 2019 were impacted by a decrease in after-tax securities gains of $91,000 (from a gain of $386,000 to a gain of $295,000) for the three month period and an increase in securities gains of $679,000 (from a gain of $591,000 to a gain of $1,270,000) for the twelve month period. Impacting the three and twelve months ended December 31, 2019 was a write down of assets held for sale and a loss on sale of premises and equipment that totaled $949,000.

•Gain on sale of loans increased $719,000 and $2.4 million, respectfully, for the three and twelve months ended December 31, 2020, to $1.2 million and $4.1 million, respectively, compared to $508,000 and $1.8 million for the 2019 periods. The increase is the result of a significant increase in the number of consumers who are refinancing their mortgage due to the current low interest rate environment.

•The provision for loan losses decreased $1.1 million and $110,000, respectfully, for the three and twelve months ended December 31, 2020, to $585,000 and $2.6 million, respectively, compared to $1.7 million and $2.7 million for the 2019 periods. The higher provision during the 2019 periods was primarily due to a commercial loan relationship that had become non-performing during the fourth quarter of 2019. The provision during 2020 remained elevated due to the economic uncertainty caused by the COVID-19 pandemic.

•Basic and diluted earnings per share for the three and twelve months ended December 31, 2020 were $0.55 and $2.16, respectively. Basic earnings per share for the three and twelve months ended December 31, 2019 were $0.40 and $2.23, respectively, with diluted earnings per share of $0.39 and $2.20, respectively.

•Return on average assets was 0.85% for the three months ended December 31, 2020, compared to 0.68% for the corresponding period of 2019. Return on average assets was 0.85% for the twelve months ended December 31, 2020, compared to 0.94% for the corresponding period of 2019.

•Return on average equity was 9.55% for the three months ended December 31, 2020, compared to 7.22% for the corresponding period of 2019. Return on average equity was 9.66% for the twelve months ended December 31, 2020, compared to 10.54% for the corresponding period of 2019.

COVID-19 Activity

•Approximately one third of employees working remotely.

•As of December 31, 2020, loan modification/deferral program in place to defer payments up to 180 days for principal and/or interest with only $8.7 million in loan principal remaining in deferral.

•All COVID-19 related loan deferrals meet the requirements to not be considered a troubled debt restructuring.

•Participated in the Paycheck Protection Program ("PPP") by primarily utilizing third parties to service and place the loans.

•Significantly reduced deposit rates during the latter half of March 2020 continuing through December 2020.
•Total paycheck protection program loans originated to be held on balance sheet at December 31, 2020 total $11.2 million.

Net Income

Net income from core operations (“core earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $3.6 million for the three months ended December 31, 2020 compared to $2.4 million for the same period of 2019. Core earnings were $13.9 million for the twelve months ended December 31, 2020, compared to $15.1 million for the same period of 2019. Core earnings per share for the three months ended December 31, 2020 were $0.51 basic and diluted, compared to $0.35 basic and $0.33 diluted core earnings per share for the same period of 2019. Core earnings per share for the twelve months ended December 31, 2020 were $1.98 basic and diluted, compared to $2.14 basic and $2.12 diluted for the same period of 2019. Core return on average assets and core return on average equity were 0.79% and 8.83% for the three months ended December 31, 2020, compared to 0.59% and 6.23% for the corresponding period of 2019. Core return on average assets and core return on average equity were 0.78% and 8.85% for the twelve months ended December 31, 2020 compared to 0.90% and 10.14% for the corresponding period of 2019. A reconciliation of the non-GAAP financial measures of core earnings, core return on assets, core return on equity, and core earnings per share described in this press release to the comparable GAAP financial measures is included at the end of this press release.

Net Interest Margin

The net interest margin for the three and twelve months ended December 31, 2020 was 2.81% and 2.94%, compared to 3.22% and 3.31% for the corresponding periods of 2019. The decrease in the net interest margin was driven by a decrease in the yield of the loan portfolio of 28 and 16 basis points ("bps"), while the investment portfolio yield declined 80 and 65 bps, respectively, for the three and twelve month periods during the current low interest rate environment. Further compressing the net interest margin was the significant increase of interest-bearing deposits. These deposits carry a current yield of a few basis points as commercial customers have received PPP funding and retail customers have received stimulus funding. Rates paid on interest-bearing liabilities decreased over the three and twelve months ended December 31, 2020 and these rate decreases have partially offset the decline in earning asset yield.

Assets

Total assets increased $169.3 million to $1.8 billion at December 31, 2020 compared to December 31, 2019.  Cash and cash equivalents increased significantly due to deposit growth resulting from the various economic recovery programs instituted at the state and federal levels that impacted both commercial and retail customers, coupled with customers becoming more risk adverse and seeking safety in a bank deposit. Net loans decreased $13.1 million to $1.3 billion at December 31, 2020 compared to December 31, 2019, as the COVID-19 business and travel restrictions curtailed various lending activities such as indirect auto, home equity, and commercial. Lending activity began to rebound as business and travel restrictions were lessened during the second half of 2020. The investment portfolio increased $15.5 million from December 31, 2019 to December 31, 2020 as a portion of the excess cash liquidity was invested into short-term municipal bonds.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.77% at December 31, 2020 from 0.92% at December 31, 2019 as non-performing loans have decreased to $10.3 million at December 31, 2020 from $12.4 million at December 31, 2019 primarily due to a commercial loan relationship that was paid-off during the fourth quarter of 2020. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $211,000 and $716,000 for the three and twelve months ended December 31, 2020 impacted the allowance for loan losses, which was 1.03% of total loans at December 31, 2020 compared to 0.88% at December 31, 2019.

Deposits

Deposits increased $170.4 million to $1.5 billion at December 31, 2020 compared to December 31, 2019. Noninterest-bearing deposits increased $114.6 million to $449.4 million at December 31, 2020 compared to December 31, 2019.  Driving deposit growth was the receipt of PPP funding by commercial customers, stimulus funding by retail customers, and customers becoming more risk adverse and seeking safety in a bank deposit. Emphasis during 2020 has been on increasing the utilization of electronic (internet and mobile) deposit banking among our customers. Utilization of internet and mobile banking has increased since the start of 2020 due to these efforts coupled with a change in consumer behavior due to the business and travel restrictions caused by the COVID-19 pandemic.

Shareholders’ Equity

Shareholders’ equity increased $9.2 million to $164.1 million at December 31, 2020 compared to December 31, 2019. The change in accumulated other comprehensive loss from $2.8 million at December 31, 2019 to $882,000 at December 31, 2020 is a result of an increase in unrealized gains on available for sale securities (from an unrealized gain of $2.5 million at December 31, 2019 to an unrealized gain of $4.7 million at December 31, 2020). The amount of accumulated other comprehensive loss at December 31, 2020 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan, resulting in an increase in the net loss of $364,000. The current level of shareholders’ equity equates to a book value per share of $23.27 at December 31, 2020 compared to $22.01 at December 31, 2019, and an equity to asset ratio of 8.95% at December 31, 2020 compared to 9.31% at December 31, 2019. Dividends declared for the twelve months ended December 31, 2020 and 2019 were $1.28 per share and $1.26 per share, respectively.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates eighteen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates nine branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group. Insurance products are offered through United Insurance Solutions, LLC, a joint venture that is a subsidiary of the holding company.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; (v) the effects of health emergencies, including the spread of infectious diseases or pandemics; or (vi) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.
Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com
THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2020	2019	% Change
ASSETS:
Noninterest-bearing balances	$31,821	$24,725	28.70%
Interest-bearing balances in other financial institutions	181,537	23,864	660.71%
Total cash and cash equivalents	213,358	48,589	339.11%

Investment debt securities, available for sale, at fair value	162,261	148,619	9.18%
Investment equity securities, at fair value	1,288	1,261	2.14%
Investment securities, trading	40	51	(21.57)%
Restricted investment in bank stock, at fair value	15,377	13,528	13.67%
Loans held for sale	5,239	4,232	23.79%
Loans	1,344,327	1,355,544	(0.83)%
Allowance for loan losses	(13,803)	(11,894)	16.05%
Loans, net	1,330,524	1,343,650	(0.98)%
Premises and equipment, net	32,702	32,929	(0.69)%
Accrued interest receivable	8,394	5,246	60.01%
Bank-owned life insurance	33,638	29,253	14.99%
Goodwill	17,104	17,104	—%
Intangibles	671	898	(25.28)%
Operating lease right of use asset	3,136	4,154	(24.51)%
Deferred tax asset	2,526	3,338	(24.33)%
Other assets	8,385	12,471	(32.76)%
TOTAL ASSETS	$1,834,643	$1,665,323	10.17%

LIABILITIES:
Interest-bearing deposits	$1,045,086	$989,259	5.64%
Noninterest-bearing deposits	449,357	334,746	34.24%
Total deposits	1,494,443	1,324,005	12.87%

Short-term borrowings	5,244	4,920	6.59%
Long-term borrowings	153,475	161,920	(5.22)%
Accrued interest payable	1,112	1,671	(33.45)%
Operating lease liability	3,175	4,170	(23.86)%
Other liabilities	13,048	13,655	(4.45)%
TOTAL LIABILITIES	1,670,497	1,510,341	10.60%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $5.55, 22,500,000 shares authorized; 7,532,576 and 7,520,740 shares issued; 7,052,351 and 7,040,515 shares outstanding	41,847	41,782	0.16%
Additional paid-in capital	52,523	51,487	2.01%
Retained earnings	82,769	76,583	8.08%
Accumulated other comprehensive (loss) gain:
Net unrealized gain on available for sale securities	4,714	2,455	92.02%
Defined benefit plan	(5,596)	(5,232)	(6.96)%
Treasury stock at cost, 480,225	(12,115)	(12,115)	—%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	164,142	154,960	5.93%
Non-controlling interest	4	22	(81.82)%
TOTAL SHAREHOLDERS' EQUITY	164,146	154,982	5.91%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,834,643	$1,665,323	10.17%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended December 31,			Twelve Months Ended December 31,
(In Thousands, Except Per Share Data)	2020	2019	% Change	2020	2019	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$13,814	$14,789	(6.59)%	$57,217	$60,384	(5.24)%
Investment securities:
Taxable	820	1,098	(25.32)%	3,778	3,997	(5.48)%
Tax-exempt	166	140	18.57%	650	660	(1.52)%
Dividend and other interest income	246	388	(36.60)%	993	1,733	(42.70)%
TOTAL INTEREST AND DIVIDEND INCOME	15,046	16,415	(8.34)%	62,638	66,774	(6.19)%

INTEREST EXPENSE:
Deposits	2,159	3,107	(30.51)%	10,565	11,443	(7.67)%
Short-term borrowings	6	3	100.00%	43	793	(94.58)%
Long-term borrowings	914	984	(7.11)%	3,807	3,723	2.26%
TOTAL INTEREST EXPENSE	3,079	4,094	(24.79)%	14,415	15,959	(9.67)%

NET INTEREST INCOME	11,967	12,321	(2.87)%	48,223	50,815	(5.10)%

PROVISION FOR LOAN LOSSES	585	1,700	(65.59)%	2,625	2,735	(4.02)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	11,382	10,621	7.17%	45,598	48,080	(5.16)%

NON-INTEREST INCOME:
Service charges	441	635	(30.55)%	1,690	2,411	(29.90)%
Debt securities gains, available for sale	372	440	(15.45)%	1,592	640	148.75%
Equity securities (losses) gains	(3)	74	(104.05)%	27	89	(69.66)%
Securities gains (losses), trading	5	(25)	120.00%	(11)	19	(157.89)%
Bank-owned life insurance	161	140	15.00%	653	574	13.76%
Gain on sale of loans	1,227	508	141.54%	4,148	1,754	136.49%
Insurance commissions	96	87	10.34%	416	433	(3.93)%
Brokerage commissions	191	326	(41.41)%	970	1,358	(28.57)%
Debit card income	344	346	(0.58)%	1,280	1,378	(7.11)%
Other	241	376	(35.90)%	1,403	1,796	(21.88)%
TOTAL NON-INTEREST INCOME	3,075	2,907	5.78%	12,168	10,452	16.42%

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,270	5,317	(0.88)%	21,632	21,829	(0.90)%
Occupancy	723	627	15.31%	2,650	2,712	(2.29)%
Furniture and equipment	886	827	7.13%	3,411	3,248	5.02%
Software amortization	235	242	(2.89)%	978	871	12.28%
Pennsylvania shares tax	341	285	19.65%	1,289	1,148	12.28%
Professional fees	474	640	(25.94)%	2,362	2,474	(4.53)%
Federal Deposit Insurance Corporation deposit insurance	289	97	197.94%	939	578	62.46%
Write down of assets held for sale	—	475	(100.00)%	—	475	(100.00)%
Loss on sale of premises and equipment	—	474	(100.00)%	—	474	(100.00)%
Marketing	91	192	(52.60)%	261	425	(38.59)%
Intangible amortization	53	62	(14.52)%	227	264	(14.02)%
Other	1,278	1,056	21.02%	5,319	5,210	2.09%
TOTAL NON-INTEREST EXPENSE	9,640	10,294	(6.35)%	39,068	39,708	(1.61)%
INCOME BEFORE INCOME TAX PROVISION	4,817	3,234	48.95%	18,698	18,824	(0.67)%
INCOME TAX PROVISION	911	397	129.47%	3,474	3,138	10.71%
NET INCOME	$3,906	$2,837	37.68%	$15,224	$15,686	(2.95)%
Earnings attributable to noncontrolling interest	5	4	25.00%	18	14	28.57%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$3,901	$2,833	37.70%	$15,206	$15,672	(2.97)%
EARNINGS PER SHARE - BASIC	$0.55	$0.40	37.50%	$2.16	$2.23	(3.14)%
EARNINGS PER SHARE - DILUTED	$0.55	$0.39	41.03%	$2.16	$2.20	(1.82)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	7,050,389	7,039,968	0.15%	7,044,542	7,038,714	0.08%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	7,050,389	7,338,468	(3.93)%	7,044,542	7,113,339	(0.97)%
DIVIDENDS DECLARED PER SHARE	$0.32	$0.32	—%	$1.28	$1.26	1.59%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	December 31, 2020			December 31, 2019
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$42,882	$303	2.81%	$55,727	$446	3.21%
All other loans	1,304,521	13,575	4.14%	1,306,203	14,437	4.43%
Total loans	1,347,403	13,878	4.10%	1,361,930	14,883	4.38%

Taxable securities	140,074	1,048	3.04%	145,273	1,372	3.83%
Tax-exempt securities	33,187	210	2.57%	22,406	177	3.20%
Total securities	173,261	1,258	2.95%	167,679	1,549	3.75%

Interest-bearing deposits	183,428	18	0.04%	30,393	207	1.50%

Total interest-earning assets	1,704,092	15,154	3.54%	1,560,002	16,639	4.26%

Other assets	123,352			108,235

TOTAL ASSETS	$1,827,444			$1,668,237

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$206,563	47	0.09%	$172,573	69	0.16%
Super Now deposits	271,600	433	0.63%	216,535	445	0.82%
Money market deposits	277,980	304	0.44%	229,486	535	0.94%
Time deposits	285,281	1,375	1.92%	375,838	2,058	2.20%
Total interest-bearing deposits	1,041,424	2,159	0.82%	994,432	3,107	1.25%

Short-term borrowings	11,068	6	0.29%	4,781	3	0.25%
Long-term borrowings	153,506	914	2.50%	162,241	984	2.30%
Total borrowings	164,574	920	2.35%	167,022	987	2.24%

Total interest-bearing liabilities	1,205,998	3,079	1.03%	1,161,454	4,094	1.39%

Demand deposits	439,841			329,873
Other liabilities	18,218			19,693
Shareholders’ equity	163,387			157,217

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,827,444			$1,668,237
Interest rate spread			2.51%			2.87%
Net interest income/margin		$12,075	2.81%		$12,545	3.22%

	Three Months Ended December 31,
	2020	2019
Total interest income	$15,046	$16,415
Total interest expense	3,079	4,094
Net interest income	11,967	12,321
Tax equivalent adjustment	108	224
Net interest income (fully taxable equivalent)	$12,075	$12,545

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Twelve Months Ended
	December 31, 2020			December 31, 2019
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$45,650	$1,441	3.16%	$66,435	$2,038	3.07%
All other loans	1,304,209	56,079	4.30%	1,309,806	58,774	4.49%
Total loans	1,349,859	57,520	4.26%	1,376,241	60,812	4.42%

Taxable securities	142,714	4,630	3.30%	134,935	5,306	3.99%
Tax-exempt securities	28,973	823	2.89%	25,702	835	3.29%
Total securities	171,687	5,453	3.23%	160,637	6,141	3.88%

Interest-bearing deposits	140,022	141	0.10%	21,161	310	2.00%

Total interest-earning assets	1,661,568	63,114	3.80%	1,558,039	67,263	4.33%

Other assets	118,536			111,839

TOTAL ASSETS	$1,780,104			$1,669,878

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$193,568	256	0.13%	$169,832	216	0.13%
Super Now deposits	254,177	1,755	0.69%	231,816	1,758	0.76%
Money market deposits	245,633	1,529	0.62%	239,317	2,184	0.91%
Time deposits	338,895	7,025	2.07%	345,635	7,285	2.11%
Total interest-bearing deposits	1,032,273	10,565	1.02%	986,600	11,443	1.16%

Short-term borrowings	12,660	43	0.34%	34,897	793	2.27%
Long-term borrowings	162,636	3,807	2.34%	155,841	3,723	2.25%
Total borrowings	175,296	3,850	2.20%	190,738	4,516	2.25%

Total interest-bearing liabilities	1,207,569	14,415	1.19%	1,177,338	15,959	1.34%

Demand deposits	394,210			321,443
Other liabilities	20,858			22,379
Shareholders’ equity	157,467			148,718

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,780,104			$1,669,878
Interest rate spread			2.61%			2.99%
Net interest income/margin		$48,699	2.94%		$51,304	3.31%

	Twelve Months Ended December 31,
	2020	2019
Total interest income	$62,638	$66,774
Total interest expense	14,415	15,959
Net interest income	48,223	50,815
Tax equivalent adjustment	476	489
Net interest income (fully taxable equivalent)	$48,699	$51,304

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Operating Data
Net income	$3,901	$4,472	$3,760	$3,073	$2,833
Net interest income	11,967	11,845	12,250	12,161	12,321
Provision for loan losses	585	645	645	750	1,700
Net security gains	374	1,011	196	27	489
Non-interest income, excluding net security gains	2,701	3,024	2,423	2,409	2,418
Non-interest expense	9,640	9,707	9,611	10,110	10,294

Performance Statistics
Net interest margin	2.81%	2.76%	3.01%	3.19%	3.22%
Annualized return on average assets	0.85%	0.97%	0.85%	0.74%	0.68%
Annualized return on average equity	9.55%	11.05%	9.60%	7.83%	7.22%
Annualized net loan charge-offs to average loans	0.06%	0.06%	0.05%	0.04%	1.19%
Net charge-offs	211	193	168	144	4,055
Efficiency ratio	65.36%	64.89%	65.10%	68.96%	69.42%

Per Share Data
Basic earnings per share	$0.55	$0.63	$0.53	$0.44	$0.40
Diluted earnings per share	0.55	0.63	0.53	0.43	0.39
Dividend declared per share	0.32	0.32	0.32	0.32	0.32
Book value	23.27	23.05	22.66	22.23	22.01
Common stock price:
High	27.30	22.83	27.75	35.36	35.58
Low	19.61	19.61	20.01	19.05	29.68
Close	26.01	19.85	22.71	24.30	35.58
Weighted average common shares:
Basic	7,050	7,045	7,042	7,041	7,040
Fully Diluted	7,050	7,045	7,042	7,103	7,338
End-of-period common shares:
Issued	7,533	7,528	7,523	7,521	7,521
Treasury	480	480	480	480	480

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Financial Condition Data:
General
Total assets	$1,834,643	$1,840,779	$1,838,364	$1,688,508	$1,665,323
Loans, net	1,330,524	1,335,711	1,336,370	1,336,900	1,343,650
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	671	724	777	836	898
Total deposits	1,494,443	1,491,810	1,474,305	1,326,734	1,324,005
Noninterest-bearing	449,357	434,248	418,324	332,759	334,746
Savings	209,924	202,781	195,964	183,929	176,732
NOW	287,775	268,463	268,348	229,919	218,605
Money Market	283,742	274,480	247,753	204,832	216,038
Time Deposits	263,645	311,838	343,915	375,295	377,884
Total interest-bearing deposits	1,045,086	1,057,562	1,055,980	993,975	989,259

Core deposits*	1,230,798	1,179,972	1,130,389	951,439	946,121
Shareholders’ equity	164,142	162,422	159,578	156,562	154,960

Asset Quality
Non-performing loans	$10,334	$10,553	$11,097	$11,300	$12,421
Non-performing loans to total assets	0.56%	0.57%	0.60%	0.67%	0.75%
Allowance for loan losses	13,803	13,429	12,977	12,500	11,894
Allowance for loan losses to total loans	1.03%	1.00%	0.96%	0.93%	0.88%
Allowance for loan losses to non-performing loans	133.57%	127.25%	116.94%	110.62%	95.76%
Non-performing loans to total loans	0.77%	0.78%	0.82%	0.84%	0.92%

Capitalization
Shareholders’ equity to total assets	8.95%	8.82%	8.68%	9.27%	9.31%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in Thousands, Except Per Share Data)	2020	2019	2020	2019
GAAP net income	$3,901	$2,833	$15,206	$15,672
Less: net securities gains, net of tax	295	386	1,270	591
Non-GAAP core earnings	$3,606	$2,447	$13,936	$15,081

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Return on average assets (ROA)	0.85%	0.68%	0.85%	0.94%
Less: net securities gains, net of tax	0.06%	0.09%	0.07%	0.04%
Non-GAAP core ROA	0.79%	0.59%	0.78%	0.90%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Return on average equity (ROE)	9.55%	7.22%	9.66%	10.54%
Less: net securities gains, net of tax	0.72%	0.99%	0.81%	0.40%
Non-GAAP core ROE	8.83%	6.23%	8.85%	10.14%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Basic earnings per share (EPS)	$0.55	$0.40	$2.16	$2.23
Less: net securities gains, net of tax	0.04	0.05	0.18	0.09
Non-GAAP basic core EPS	$0.51	$0.35	$1.98	$2.14

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Diluted EPS	$0.55	$0.39	$2.16	$2.20
Less: net securities gains, net of tax	0.04	0.06	0.18	0.08
Non-GAAP diluted core EPS	$0.51	$0.33	$1.98	$2.12

COVID-19 Loan Deferrals as of December 31, 2020

(In Thousands)	Amount
Commercial, financial, and agricultural	$2,497
Real estate mortgage:
Residential	1,626
Commercial	4,172
Consumer automobile loans	384
Other consumer installment loans	36
Total loan deferrals	$8,715